UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 24, 2017
(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES CORPORATION
(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ARMONK, NEW YORK	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Financial Statements and Exhibits.

This Current Report on Form 8-K is being filed to incorporate by reference into Registration Statement No. 333-212685 on Form S-3, effective July 26, 2016, the documents included as Exhibits 1, 4.1, 4.2, 4.3 and 4.4 hereto, relating to $2,750,000,000 aggregate principal amount of debt securities of the Registrant.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1
Underwriting Agreement dated January 24, 2017 among International Business Machines Corporation and BNP Paribas Securities Corp., Credit Suisse Securities (USA) LLC, HSBC Securities (USA) Inc., Mizuho Securities USA Inc. and RBC Capital Markets LLC, as representatives of the several Underwriters

4.1	Form of Floating Rate Note due 2020

4.2	Form of 1.900% Note due 2020

4.3	Form of 2.500% Note due 2022

4.4	Form of 3.300% Note due 2027

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: January 26, 2017

	By:	/s/ Mark Hobbert
Mark Hobbert
Vice President and Assistant Treasurer